UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 18, 2006

Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio		43058-3500

(Address of principal executive offices)		(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 — Other Events.
On December 18, 2006, Park National Corporation (“Park”) issued a news release announcing the closing of the merger transaction contemplated by the Second Amended and Restated Agreement and Plan of Merger, dated to be effective as of August 14, 2006 (as amended by the Amendment entered into as of December 15, 2006, the “Merger Agreement”), among Park, The Park National Bank (“PNB”), a wholly-owned subsidiary of Park, and Anderson Bank Company, an Ohio state-chartered commercial bank (“Anderson”). Park acquired Anderson through the merger of Anderson with and into PNB effective December 18, 2006. As a result of the merger, Anderson’s two offices will assume The Park National Bank name and become part of the operating division of PNB known as The Park National Bank of Southwest Ohio & Northern Kentucky.
Subject to adjustment for cash paid in lieu of fractional shares in accordance with the terms of the Merger Agreement, the shareholders of Anderson will receive aggregate consideration consisting of 86,137 common shares of Park and $9,054,343. The total number of Anderson common shares outstanding at the time of closing was 549,600. The Anderson shareholders had the opportunity to elect to receive all cash, all Park common shares or a combination of cash and Park common shares in exchange for their Anderson common shares. The elections of Anderson shareholders are subject to allocation procedures set forth in the Merger Agreement to ensure that the aggregate consideration received by Anderson shareholders in the merger transaction consists of the number of Park common shares and the amount of cash described above. Subject to such allocation procedures, each Anderson shareholder who elects to receive cash will receive $32.02 for each common share of Anderson held when the merger is effective and each Anderson shareholder who elects to receive Park common shares will receive .3227 Park common shares for each common share of Anderson held.
A copy of the news release announcing the closing of the merger transaction is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The following exhibits are being filed with or incorporated by reference into this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Second Amended and Restated Agreement and Plan of Merger, dated to be effective as of August 14, 2006, by and among Park National Corporation, The Park National Bank and Anderson Bank Company (the “Merger Agreement”) (incorporated herein by reference to Annex A to the Prospectus of Park National Corporation/Proxy Statement of Anderson Bank Company dated November 13, 2006, filed November 16, 2006 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (Registration No. 333-138028))*

2.2	Amendment to the Second Amended and Restated Agreement and Plan of Merger, entered into as of December 15, 2006, by and among Park National Corporation, The Park National Bank and Anderson Bank Company (filed herewith)

99.1	News Release issued by Park National Corporation on December 18, 2006 announcing the closing of the merger transaction involving The Park National Bank and Anderson Bank Company (filed herewith)
*The Anderson Disclosure Schedule referenced in the Anderson Merger Agreement has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Park National Corporation hereby undertakes to furnish supplementally a copy of the Anderson Disclosure Schedule upon request by the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: December 18, 2006	By:	/s/ John W. Kozak

John W. Kozak
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated December 18, 2006
Park National Corporation

Exhibit No.	Description

2.1	Second Amended and Restated Agreement and Plan of Merger, dated to be effective as of August 14, 2006, by and among Park National Corporation, The Park National Bank and Anderson Bank Company (the “Merger Agreement”) (incorporated herein by reference to Annex A to the Prospectus of Park National Corporation/Proxy Statement of Anderson Bank Company dated November 13, 2006, filed November 16, 2006 pursuant to Rule 424(b)(3) under the Securities Act of 1933 (Registration No. 333-138028))*

2.2	Amendment to the Second Amended and Restated Agreement and Plan of Merger, entered into as of December 15, 2006, by and among Park National Corporation, The Park National Bank and Anderson Bank Company (filed herewith)

99.1	News Release issued by Park National Corporation on December 18, 2006 announcing the closing of the merger transaction involving The Park National Bank and Anderson Bank Company (filed herewith)
*The Anderson Disclosure Schedule referenced in the Anderson Merger Agreement has been omitted pursuant to Item 601(b)(2) of Regulation S-K. Park National Corporation hereby undertakes to furnish supplementally a copy of the Anderson Disclosure Schedule upon request by the SEC.
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